UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)   March 25, 2004


                         SELAS CORPORATION OF AMERICA
            (Exact name of registrant as specified in its charter)



        Pennsylvania                 1-5005                      23-1069060
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)


                    1260 Red Fox Road, Arden Hills, MN 55112
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (651) 636-9770

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 9.  Other Events and Regulation FD Disclosure and

Item 12. Results of Operations and Financial Condition

On March 25,2004, Selas Corporation of America announced earnings for the three and twelve months ended December 31,2003 and discussed recent developments. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Selas Corporation of America





                                    By: /s/ Robert F. Gallagher
                                    ------------------------------
                                    Robert F. Gallagher
                                    Chief Financial Officer



Date: March 25, 2004